BINARY SOFTWARE LICENSE AGREEMENT

THIS BINARY SOFTWARE LICENSE AGREEMENT ("Agreement") is made and entered into as of the Effective Date, by and between SiRF TECHNOLOGY INCORPORATED, a California corporation, having offices at 39-10 Freedom Circle, Santa Clara, California 95054 ("SiRF") and the entity identified on the Licensee signature line below ("Licensee").

RECITALS:

A. SiRF has developed and distributes the SiRFstarTM which is a technology for use in the Global Position System ("GPS") market, which technology includes Software Products and Documentation (as defined below) which SiRF owns, or has rights to; and

B. Licensee is purchasing SiRF Chips to develop, have developed or use in connection with GPS Products, as defined below; and

C. As part of that purchase, SiRF desires to grant to Licensee and Licensee desires to obtain from SiRF a nonexclusive license to use and sell the Software Products and Documentation on the terms and conditions of this Agreement:

NOW, THEREFORE, the parties to this Agreement agree as follows:

1.                                               Definitions.

1,1 "Software Products" shall mean the software identified in Exhibit A of this Agreement and licensed to Licensee under

,this Agreement, together with any Error Corrections that SiRF supplies to Licensee pursuant to this Agreement.

1.2 "Binary Format" shall mean the object code version of software program instructions.

1.3 "Documentation" shall mean all manuals, user documentation and other related materials pertaining to the Software Products that SiRF provides to Licensee for use in connection with the Software Products.

1.4 "Error Corrections" shall mean all bug fixes, including patches and work-arounds, to the Software Products.

1.5 "Modifications" shall mean all modifications and additions to the Software Products other than Error Corrections.

I

1.6 "SiRF Chips" shall mean integrated circuit products that SiRF sells to Licensee during the term of this Agreement.

1.7 "Effective Date" shall mean the date set forth on the signature page of this Agreement.

1.8 "GPS Product" shall mean each product for sale and use in the market in which the SiRF Chips purchased by Licensee are included.

2.
           Grant of Rights to Binary Software Products

SiRF hereby grants to Licensee, and Licensee hereby accepts, subject to the terms and conditions of this Agreement: a non-exclusive, non-transferable license to distribute and use the Binary Format Software Products (the "Binary Software Products") and the related Documentation, solely with SiRF Chips as a part of GPS Products; and a non-exclusive, non-transferable license to grant sublicenses to others to do the foregoing.

Licensee shall have no right or license to reproduce, modify, manufacture or otherwise use the Binary Software Products except as expressly provided above. Further, notwithstanding Licensees right to sublicense the Binary Software Products to others for distribution and use with SiRF Chips as a part of GPS Products, Licensee shall have no right to sublicense or authorize parties to reproduce, modify, manufacture or otherwise use the Binary Software Product, without SiRF's prior written permission. Licensee agrees not to attempt to modify, reverse engineer, disassemble, decompile or trace the execution of the Binary Software Products, or of any portion thereof.

Licensee shall have no right or license to receive or use source code for the Software Products, unless such right or license is granted as part of a separate written agreement between SiRF and Licensee.

3.
          Error Corrections and Modifications.

3.1 Error Corrections and Updates. SiRF will have no obligation to make any Error Corrections to the Software Products. If SiRF does make any Error Corrections, then it may, at its discretion, elect to provide Licensee with Error Corrections.

3.2 Modifications by SiRF. SiRF shall be under no obligation to make Modifications that may be required for Licensee-specific hardware, firmware, software, or other requirements. All Modifications to the Software Products or Documentation made by SiRF or its suppliers shall be the sole property of SiRF or of its suppliers, or both.

4.
          GPS Products.

4.1 Title to Software Products Incorporated in GPS Products. Title to and ownership of any portion of the Software Products incorporated into a GPS Product shall at all times remain with SiRF or its suppliers, or both, and Licensee shall not have any title or ownership interest therein.

4.2  Title to GPS  Products.  Title to and  ownership  of any  portion  of a GPS
Product created by Licensee and not owned by SiRF or its suppliers, or both, pursuant to Section 4.1 above, shall be held by-Licensee.

4.3 Maintenance of GPS Products. SiRF shall not be required to maintain or otherwise repair any GPS Product. Any assistance in repairing errors or defects in the GPS Products which may be provided by SiRF, in its sole discretion, shall be subject to the terms of a separate agreement under which


[GRAPHIC OMITTED]

Licensee shall pay SiRF in accordance with SiRF's then-current charges for such services.

4.4 Products Developed by SiRF. Nothing contained in this Agreement shall be construed to limit SiRF's rights to modify the Software Products or to develop other Products which are similar to or offer the same or similar improvements as GPS Products developed by Licensee.

5.
          Protection of Software Products.

5.1 Ownership. Licensee acknowledges that all copies of the Software Products in any form provided by SiRF or made by Licensee are the sole property of SiRF or its suppliers, or both. Licensee shall not have any right, title or interest in or to any Software Products, or copies thereof except as expressly provided in this Agreement, and further shall secure and protect all Software Products and Documentation consistent with maintenance of SiRF's proprietary rights therein.

5.2 Additional Sublicensing Restrictions. In addition to other restrictions set forth in this Agreement, Licensee shall not sublicense a Software Product or any portion of a Software Product incorporated into a GPS Product without entering into a written agreement with the sublicensee that imposes the same restrictions on the sublicensee as are placed on the Licensee by this Agreement.

5.3 ' Inclusion of Proprietary Notice. Licensee agrees to, and shall require any sublicensees to, include in the user interface for each GPS Product, a pop-up screen containing SiRF's proprietary notice, in the form provided in Exhibit B of this Agreement. The pop-up screen shall be similar in frequency and location of appearance, size, position, clarity and length of time it is visible on the screen as Licensee's own such proprietary notice screen. SiRF may modify Exhibit B from time to time upon thirty (30) days notice to Licensee.

5.4 Retention of Proprietary Notices. Licensee agrees not to remove, obliterate, or cancel from view any copyright, trademark, confidentiality or other proprietary notice, mark or legend appearing on any of the Software Products or on output generated by the Software Products and shall include the same on each copy of the Software Products.

5.5 Mark Ownership. Nothing contained in this Agreement shall be construed as conferring any license or right with respect to any trademark, trade name, brand name, or the corporate name of SiRF, or of -any of SiRF's suppliers. Any goodwill gained from the use of such marks and names will inure to SiRF's benefit.

6. Confidentiality. "Confidential Information" shall mean any and all technical and non-technical documents and information including patent, copyright, trade secret and proprietary information, techniques, algorithms, and software programs related to SiRF's current, future and proposed products and services, and includes, without limitation, SiRF's information concerning research, engineering, financial information, procurement requirements, purchasing, manufacturing, customer lists, business forecasts, sales and merchandising, and marketing plans and information.

Licensee agrees to maintain in confidence SiRF's Confidential Information. Licensee shall at all times, both during the term of this Agreement and for a period of five (5) years after its termination, keep in confidence all such Confidential Information, and shall not use such Confidential Information without SiRF's written consent except in performance of its duties under this Agreement. Licensee will not disclose the Confidential Information to any person except its employees to whom it is necessary to disclose the Confidential Information for purposes permitted under this Agreement and who have agreed in writing to receive it under terms at least as restrictive as those specified in this Agreement. Licensee will take reasonable measures to maintain the confidentiality of the Confidential Information, but -not less than the measures it uses for its confidential information of similar type. Licensee will immediately give notice to SiRF of any unauthorized use or disclosure of the Confidential Information. Licensee agrees to assist SiRF in remedying such unauthorized use or disclosure of the Confidential Information.

This obligation will not apply to the extent that Licensee can demonstrate:

      (a) the disclosed information at the time of disclosure is Part of the public domain; -

(b) the disclosed information became part of the public domain, by publication or otherwise, except by breach of the provisions of this Agreement;

(c) the disclosed information can be established by written evidence to have been in the possession of the Licensee at the time of disclosure or to have been independently developed by Licensee's employees who did 'not have access to the Confidential Information; or

(d) Licensee received the disclosed information independently of this Agreement from a third party without any obligation of confidence.

7. Injunctive Relief. Licensee acknowledges that the unauthorized use, transfer, sublicensing or disclosure of the Software Products, Documentation or copies thereof may cause irreparable injury to SiRF, and under such circumstances SiRF shall be entitled to equitable relief, including, but not limited to, preliminary and permanent injunctive relief and Licensee waives any requirements that a bond be posted.

8. Limited Warranty; Infringement. SiRF represents and warrants to Licensee that it is the sole owner of the Software Product, or has procured the Software Product under valid licenses from the owners thereof, and SiRF represents and warrants that it has full power and -authority to grant the rights herein granted without the consent of any other person and as of the date of this Agreement it has no knowledge that the Software Products or Documentation infringe or otherwise make unauthorized use of any patent, copyright, trademark or trade secret of any party.

8.1 Remedy for Infringement. If a court of competent jurisdiction rules that a Software Product infringes upon the copyright, trademark or trade secret rights of a third party, SiRF shall, at its option, obtain a license from that third party, modify or replace the infringing Software Product with non-infringing software of similar functionality, or accept the return of the Software Product from Licensee and refund to Licensee all amounts that Licensee paid to SiRF for the Software Products. This remedy for infringement is Licensee's exclusive remedy, and Licensee hereby waives all other remedies, rights, causes of actions and claims against SiRF and its suppliers, whether in contract, tort, by statute, or otherwise,: as well as any and all damages for infringement and other indemnity, whether direct, consequential or otherwise. THE WARRANTY AND INDEMNITY IN THIS SECTION 8 DO NOT APPLY TO USE OF SOFTWARE PRODUCTS IN COMBINATION WITH ANY OTHER PRODUCTS.

9.
          Disclaimer and Limitation of Liability

9.1 Disclaimer of Warranties. THE SOFTWARE PRODUCTS AND DOCUMENTATION AND ANY AND ALL UTD_A ES AND MODIFICATIONS TO THE SAME ARE LICENSED "AS IS" AND THE WARRANTY PROVIDED IN SECTION 8 ABOVE IS THE SOLE AND EXCLUSIVE WARRANTY OFFERED BY SiRF. SiRF DOES NOT REPRESENT OR WARRANT THAT ERRORS IN THE SOFTWARE PRODUCTS OR DOCUMENTATION WILL BE CORRECTED OR THAT THE SOFTWARE

PRODUCTS WILL RUN ERROR-FREE. EXCEPT AS SET FORTH IN SECTION 8 ABOVE, THERE ARE NO WARRANTIES RESPECTING THE SOFTWARE PRODUCTS, DOCUMENTATION OR SERVICES PROVIDED UNDER THIS AGREEMENT, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTY OF DESIGN, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE, EVEN IF SiRF HAS BEEN INFORMED OF SUCH PURPOSE, OR WARRANTY AGAINST INFRINGEMENT'. NO AGENT OF SiRF IS AUTHORIZED TO ALTER OR EXCEED THE WARRANTY OBLIGATIONS OF SiRF AS SET FORTH IN THIS AGREEMENT.

9.2 Limitation of Remedies and Liability . SiRF SHALL NOT BE LIABLE TO LICENSEE OR TO ANY OF LICENSEE'S SUBLICENSEES, CUSTOMERS, OR END-USERS FOR ANY LOSS OF PROFIT, INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR RELATING TO THE LICENSING OR USE OF THE SOFTWARE PRODUCTS OR DOCUMENTATION OR FOR ANY ERROR OR DEFECT IN THE SOFTWARE PRODUCTS OR
DOCUMENTATION. The maximum liability of SiRF arising out of or in connection with any license, use or other employment of any Software Product delivered to Licensee under this Agreement, whether such liability arises from any claim based on breach or repudiation of contract, warranty, tort or otherwise, shall in no case exceed the greater of Fifty Dollars ($50) or the actual price paid to SiRF by Licensee for the SiRF Chip whose license, use, or other employment gives rise to the liability.

10. Licensee's Indemnification. Licensee shall indemnify SiRF and its suppliers and hold them harmless from any and all liabilities, claims, costs, losses, and expenses including, but not limited to, reasonable attorneys' fees and costs of suit incurred by SiRF or its suppliers, or both, arising out of or relating to Licensee's misuse, modification, upgrade, additions, alteration, sale, marketing, reproduction, sublicensing or other distribution of the Software Products or GPS Products.

11.
           Term and Termination.

11.1 Term of Agreement. This Agreement shall be effective on the Effective Date and shall continue in effect until terminated in accordance with the terms and conditions of this Section 11.

11.2 Termination by SiRF . If SiRF loses any of its rights as to any Software Product, SiRF may terminate this Agreement with respect to such Software Product.

11.3 Breach. Either party may terminate this Agreement for material breach by providing thirty (30) days written notice to the breaching party, unless the breach is corrected during such

,thirty (30) day period. Material breach on the part of Licensee shall include, but not be limited to, failure to pay License Fees when due; filing a petition to declare such party insolvent or bankrupt which is not dismissed within thirty
(30) days; making an assignment or other arrangement for the benefit of creditors; or being dissolved or liquidated.

11.4 Obligations on Termination. Upon termination of this Agreement, all rights granted by this Agreement shall revert to SiRF and Licensee shall cease and desist all use of the Software Products and Documentation. Licensee shall destroy or deliver to SiRF within three (3) days of termination all full or partial copies of the Software Products and Documentation in Licensee's possession or under its control, other than those properly distributed by Licensee prior to termination, and will warrant to SiRF such destruction or delivery. Licensee's failure to comply with the obligations of this Section 11.4 will constitute unauthorized use of the Software Products and Documentation, entitling SiRF to equitable relief under Section 7 above and damages.

11.5 No Liability. Neither party shall be liable to the other for terminating this Agreement, other than termination by breach, in accordance with its terms.

11.6 Survival. The following provisions of this Agreement shall survive its termination: Sections 4, 5, 6, 7, 8, 9, 10, 11.4, 11.6, 14, 15, 16, 18 and 20.

12. Notices. All notices, requests, and other communications in connection with this Agreement shall be deemed given (i) five days after being deposited in the mail, postage pre-paid, certified, or registered, return receipt requested, or
(ii) one day after being sent by overnight courier, charges prepaid, with a confirming fax; and addressed as set forth below or to such other address as the party to receive the notice or request so designates by written notice to the other.

If to SiRF:                       SiRF Technology Incorporated
                     3970 Freedom Circle
                     Santa Clara, California 95054
                     Attn: Vice President Marketing
                     Facsimile: (408) 980-4705

If to Licensee: To the address set forth on the Signature Page below

13. Nonassignability. Licensee shall not assign or transfer this Agreement or all or any part of-its rights hereunder, by operation of law or otherwise, without the prior written consent of SiRF, except that Licensee may assign and transfer all its rights under this Agreement solely to a successor-interest in the event of a merger, consolidation or sale of substantially all of Licensee's assets or stock. Any unauthorized assignment or transfer shall be null and void and shall constitute a breach, entitling SiRF to terminate this Agreement under
Section 11 above. This Agreement shall inure to the benefit of and be binding upon each party's permitted successors and assigns.

14. Governing Law, Jurisdiction and Venue. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of, the State of California, excluding its conflict of laws principles. The California state courts of Santa Clara County, California (or, if federal courts have exclusive jurisdiction, the United States District Court for the Northern District of California) shall have exclusive jurisdiction and venue over any dispute arising out of or relating to this Agreement, and Licensee hereby consents to the jurisdiction and venue of such courts. Licensee shall file any action arising out of or relating to this Agreement in the appropriate court within one (1) year from the date that such cause of action accrues.

15. Export Requirements. The Software Products, Documentation and all related technical information or materials are subject to export controls and are licensable under the U.S. Government export regulations. Licensee will not export, re-export, divert, transfer or disclose, directly or indirectly the Software Products, Documentation and any related technical information or materials without complying strictly with all legal requirements including without limitation obtaining the prior approval of the U.S. Department of Commerce. Licensee will execute and deliver to SiRF such "Letters of Assurance" as may be required under applicable export regulations. Licensee shall indemnify SiRF against any loss related to Licensee's failure to conform to these requirements.

16. Compliance with Laws; Government GPS Limitations. Licensee agrees that, in the marketing, distributing and sale of the GPS Products, it will comply with, and that all GPS Products

(and the Software Products as incorporated therein) will conform to, all applicable federal, state and local orders, laws, regulations and ordinances, including specifically United States federal government regulations relating to GPS technology. Current limitations on GPS technology known to SiRF include those identified in Exhibit C hereto. Licensee shall defend, indemnify and hold SiRF harmless against any and all claims, actions, causes of action, loss and expenses arising out of

-141.1


[GRAPHIC OMITTED]

 Licensee's failure to abide by this Section 16.

17. U.S. Government Restricted Rights. The Software Products and Documentation are provided with Restricted Rights. Use, duplication, or disclosure by the Government is subject to restrictions as set forth in this Agreement, pursuant to DFARS 227-7202-3 or subparagraphs (c) (i) and (2) of the Commercial Computer Software-Restricted Rights at 48 CFR 52.227-19, as applicable, or as set forth in the particular department or agency regulations or rules that provide SiRF with protection equivalent to or greater than the above-cited clause. The Manufacturer is SiRF Technology Incorporated, 3970 Freedom Circle, Santa Clara, California 95054.

18. International Transactions. If the address of Licensee as set forth on the signature page of this Agreement is outside of the United States or if Licensee is owned or controlled by an entity whose headquarters or principal place of business is outside of the United States, then the following additional provisions shall apply:

18.1 This Agreement is in the English language only, which language shall be controlling in all respects. Any versions of this Agreement in any other language shall be for accommodation only and shall not be binding upon either party. All communications and Documentation to be furnished under this Agreement shall be in the English language.

18.2 The rights and obligations of each party to this Agreement shall not be governed by the provisions of the United Nations Convention on Contracts for the International Sale of Goods, but instead the provisions of Section 14 above shall apply.

19. Severability. If any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions shall remain in full force and effect.

20.                                             Miscellaneous.

20.1 This Agreement contains the entire understanding and agreement between the parties respecting the subject matter hereof and all prior quotations, invoices, negotiations, understandings, representations -and agreements of the parties, whether oral or written, with respect to the subject of this Agreement are superseded in their entirety.

20.2 This Agreement may not be supplemented, modified, amended, released or discharged except by an instrument in writing signed by each party's duly authorized representative or by Licensee opening an envelope delivered by SiRF containing computer media with the modifying terms written on the outside of the envelope.

20.3 This Agreement shall supersede in its entirety any purchase order of Licensee for Software Products or Documentation and all such purchase orders are subject to acceptance by SiRF. In no event will any additional terms and conditions on a purchase order be effective unless expressly accepted by SiRF in writing.

20.4 If any action at law or in equity, including an action for declaratory relief or injunctive relief is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to reasonable attorneys, fees in addition to any other relief to which the party may be entitled.

20.5 All captions and headings in this Agreement are for purposes of convenience only and shall not affect the construction or interpretation of any of its provisions.

20.6 Any waiver by either party of any default or breach hereunder shall not constitute a waiver of any provision of this Agreement or of any subsequent default or breach of the same or a different kind.

The Effective Date of this Agreement is 11/6/98



IN  WITNESS   WHEREOF,   the   parties   have  caused   their  duly   authorized
representatives to execute and deliver this Agreement as of the date first set forth above.

SiRF TECHNOLOGY INCORPORATED           LICENSEE

By

Title                                      Title

      Address


      Ship Software to:

                                               Contact Name

                                               Company
                                               Address
                                          City, State,Country
                                               Zip (Mail Code)
                                          Telephone
                                          Facsimile

I

                                  EXHIBIT A
                              SOFTWARE PRODUCTS

SiRstarTM GSW1 - SiRF's modular GPS receiver software SiRFdemo Windows Demo Software SirFdemo Windows Demo Software I

                                  EXHIBIT B
                           SiRF PROPRIETARY NOTICE

        This system includes the SiRFstarTM Global Positioning System

(GPS) solution. Copyright @1995 SiRF Technology, Inc. All rights reserved. SiRF is a registered trademark and SiRFstar is a trademark of SiRF Technology, Inc.

                                  EXHIBIT C
                          GOVERNMENT GPS LIMITATIONS
                             as of April 1, 1997

                      Velocity of less than 1,000 knots

                      Altitude of less than 60,000 feet

SOURCE CODE
AMENDMENT TO BINARY SOFTWARE LICENSE AGREEMENT


THIS SOURCE CODE AMENDMENT TO BINARY SOFTWARE LICENSE AGREEMENT
("Amendment") is entered into and effective as of the Effective Date by and between SiRF TECHNOLOGY INCORPORATED, a California corporation, having offices at 3970 Freedom Circle, Santa Clara, California 95054 ("SiRF") and the entity identified on the licensee signature line .("Licensee").

                                   RECITALS

      A. SiRF and Licensee have executed and delivered a Binary Software License Agreement dated 11/10/98 (the "Binary Agreement"), under which SiRF granted I Licensee a nonexclusive license to distribute the Binary Software Products and Documentation as defined and on the terms and conditions set forth in such Agreement.


     B. SiRF desires to grant to Licensee and Licensee desires to obtain from SiRF a non-exclusive license to use the source code for the whole or part of Software Products as identified in Exhibit A to this Amendment.

NOW THEREFORE, the parties to this Amendment agree as follows:

1. Amendments to Binary Agreement. Subject to the terms and conditions of this Amendment, SiRF and Licensee hereby modify the Binary Agreement to include the source code of the Software Products by amending the Binary Agreement to include the following sections:


"Software Products" in the Binary Agreement shall include source code as provided hereunder.

All other provisions of the Binary Agreement remain in full force and effect.

2.1 Grant of Rights to Source Code Format. Subject to the terms and conditions of the Agreement, SiRF hereby grants and Licensee hereby accepts a non-exclusive, nontransferable license to use and modify the source code for the Software Products solely to improve the performance and to make the Software Products compatible with the GPS Product in which the SiRF Chips are included. Licensee shall have no right to otherwise use or modify the Software Products. Licensee shall have no right to disclose, sublicense, export, sell or otherwise distribute the Software Products or any portion thereof in source code format nor shall Licensee authorize other parties to market, reproduce, have reproduced or otherwise manufacture the Software Products or GPS Products in source code format.

2.2 Payment and Delivery of Source Code Software Products. Licensee shall pay to SiRF within thirty (30) days of the Effective Date of this Amendment, the License Fee set forth in Exhibit

B to this Amendment. Within ten (10) days of SiRF's receipt of the applicable license fee as set forth above, SiRF shall deliver to Licensee the source code for the applicable Software Products, together with related Documentation. SiRF shall deliver the foregoing in electronic files or recordable media (for example, on diskette), at SiRF's option.

5.6 Copies. Licensee shall not copy the source code of the Software Products, except that Licensee may make one copy of the source code solely for archival or backup purposes and may make copies of the source code solely for use by Licensee's employees who have a need to use such source code for the purposes authorized under this Agreement. All source code of the Software Products shall remain on Licensee's business premises

6.1 Source Format. Licensee acknowledges and agrees that all source code of the Software Products is SiRF Confidential Information. However Licensee's confidentiality obligations for source code of Software Products survive indefinitely.

The Effective Date of this Amendment is

IN  WITNESS   WHEREOF,   the   parties   have  caused   their  duly   authorized
representatives to execute and deliver this Agreement as of the date first set forth above.

SiRF TECHNOLOGY INCORPORATEDLICENSEE

By                                  By
Title                           Title
                                Address

                                                    Ship Software to:

                                                    Contact Name

                                   Company

                                   Address

                             City, State, Country

                                Zip Mail Code)

                                                   Telephone
                                                   Facsimile